SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                February 4, 1999





                         Carnegie Financial Corporation
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             (Exact name of Registrant as specified in its Charter)




       Pennsylvania                   0-24579                  25-1806857
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(State or other jurisdiction      (SEC File No.)             (IRS Employer
of incorporation)                                         Identification Number)




17 West Mall Plaza, Carnegie, Pennsylvania                  15106-2404
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(Address of principal executive offices)                    (Zip Code)




Registrant's telephone number, including area code:  (412) 276-1266
                                                     --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events
---------------------

         Reference is made to the press release dated February 4, 1999, and February 5, 1999, which are attached hereto as Exhibit 99 and Exhibit 99.1, and incorporated herein by this reference.

Item 7.  Financial Statements, Pro Forma Financial Information
           and Exhibits
--------------------------------------------------------------

Exhibit 99 Press Releases dated February 4, 1999.
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Exhibit 99.1 Press Release dated February 5, 1999.
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                                        2

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            Carnegie Financial Corporation


Date: February 8, 1999                       By:   /s/Shirley C. Chiesa
      ----------------                             -----------------------------
                                                   Shirley C. Chiesa
                                                   President
                                                   (Chief Executive Officer)